SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): April 13, 2018 (April 9, 2018)

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2018, Ross H. Bierkan, the current President and Chief Executive Officer of each of Rangers Sub I, LLC (“Rangers Sub”) and Rangers General Partner, LLC (“Rangers GP”), the general partner of FelCor Lodging Limited Partnership, provided notification that, in connection with his retirement on August 22, 2018 from RLJ Lodging Trust, the parent company of each of Rangers Sub and Rangers GP, he will be resigning from his positions at each of Rangers Sub and Rangers GP, also effective August 22, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

April 13, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

April 13, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel